UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 13, 2009

BOND LABORATORIES, INC.

Nevada	333-137170	20-3464383
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number )	(I.R.S. Employer Identification No.)
11011 Q Street, Suite 106A, Omaha, NE (Address of principal executive offices)		68137 (Zip Code)

Registrant’s telephone number, including area code: 402-333-5260
(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Bond Laboratories, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01.    Entry into a Material Definitive Agreement

On August 4, 2009, the Company and Vicis Capital Master Fund (“Vicis”) completed an additional closing of a private placement as permitted under the terms and conditions of the Series B Preferred Purchase Agreement dated December 31, 2008 (the “Preferred Purchase Agreement”) resulting in gross proceeds to the Company of $200,000.  The Company issued to Vicis 20 shares of our 10% Cumulative Perpetual Series B Preferred Stock (the “Series B Preferred Stock”) and 1,200,000 shares of our common stock, $.0001 par value per share ("Common Stock").  The total investment by Vicis under the Preferred Purchase Agreement is $1,950,000.

On August 13, 2009, the Company, in accordance with the consent of holders of more than three-fourths (75%) percent of the issued and outstanding Series B Preferred Shares amended Section 7 of the Certificate of Designations, Preferences and Rights of Series B Preferred Stock (the “Series B Certificate of Designations”) as more fully described below under Item 5.03.  In connection  with the  amendment to the Series B Certificate of Designation, Vicis entered into an Exchange Agreement, with the Company, whereby it exchanged the 1,800,000 common stock purchase warrants held for 900,000 shares of unregistered Common Stock.

Item 3.02.    Unregistered Sales of Equity Securities

As described under Item 1.01 above, on August 4, 2009, we issued to Vicis 1,200,000 shares of our Common Stock and 20 shares of our Series B Preferred Stock. The foregoing securities were sold in a private placement transaction to a single accredited investor without engaging in general solicitation of any kind pursuant to the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 16, 2009, Scott Landow is resigning as Chief Executive Officer of the Company and will no longer act as the Company’s Principal Accounting Officer. There are no disagreements with Mr. Landow on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Mr. Landow terminated his prior employment agreement and executed a new employment agreement in the capacity of New Product Manager, a copy of which is attached hereto as Exhibit 10.1. In addition, the Company entered into a consulting agreement with an entity controlled by Mr. Landow. Under the terms of the consulting agreement, the Company will pay $10,000 per month through the end of 2009 and $5,000 per month through 2010. Mr. Landow will continue to serve as a member of the Company’s Board of Directors.

Effective August 16, 2009, John S. Wilson will assume the role as President and Chief Executive Officer of the Company and a member of the Board of Directors. The Board anticipates utilizing his expertise, experience and resources in the beverage business to expand our development and distribution including the brand extension of Fusion’s newest product, Resurrection™ anti-hangover drink.

John S. Wilson’s biography is as follows:

John S. Wilson has over seventeen years of experience at both The Coca-Cola Company and Coca-Cola Enterprises. Prior to joining the Bond as President of its Fusion Premium Energy division, Mr. Wilson was responsible for negotiating exclusive bottling agreements with national customers on behalf of all seventy-three of the Coca-Cola Bottlers in the United States. Mr. Wilson earned his undergraduate degree in accounting and MBA from St. Louis University.

Effective August 16, 2009, Elorian Landers will serve as member of the Company’s Board of Directors.

Elorian Landers’ biography is as follows:

From 2004 through 2008, Mr. Landers was Senior Vice President of Development at Exousia Advanced Materials Corp. which developed advanced industrial products.  Mr. Landers has over thirty years experience in public company management, investor relations and business development. He has in-depth knowledge of public company formation, management and corporate development. During his career, Mr. Landers has formed a number of companies and entities, and has interacted extensively with the Securities and Exchange Commission and public markets. From 1990 through 2004, in addition to certain consulting activities, he has worked for such entities as IVG Corp,  which produces software for HR Industry as its Chief Executive Officer, iOmega which produces high speed portable drives, Swan Magnetics, as a Senior Vice President involved in the  market introduction of High Speed Portable Drives, Insight Dental Cameras which pioneered the development of Dental Cameras & Software, Lasermedics, which produces low Energy Medical Lasers and; Rockefeller Private Family Fund as  a consultant to RockCo. Mr. Landers holds a BA degree in advertising from Art Center College of Design in Pasadena California and studied architecture at Texas A&M University.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 13, 2009, in accordance with the consent of holder’s of more than three fourths (3/4) of the issued and outstanding Series B Preferred Shares, Section 7 of the Series B Certificate of Designation was deleted in its entirety and replaced as follows:

“The affirmative vote at a meeting duly called for such purpose, or the written consent without a meeting, of the holders of not less than three-fourths (3/4) of the issued and outstanding shares of the Series B Preferred Stock, shall be required for (i) any change to this Certificate of Designation or the Corporation’s Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series B Preferred Stock; or (ii) the incurrence by the Corporation of any indebtedness; provided, however, the Corporation may incur aggregate indebtedness of up to $3,000,000, under i) a revolving working capital line of credit, or other such credit facility or similar financing arrangement secured by equipment or assets purchased using the proceeds from such credit facility, ii) indebtedness incurred in connection with acquisitions, which amount shall not exceed $750,000, or iii) indebtedness to company affiliates or related parties which amount shall not exceed $500,000.”

Item 9.01. Financial Statements, Pro Forma Financial Information And Exhibits.

(d)   Exhibits

10.1 Employment Agreement with Scott Landow, dated August 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 13, 2009

Bond Laboratories, Inc.

By:	/s/ Scott Landow
Scott Landow
Chief Executive Officer, Director